SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (date of earliest event reported) June 23, 2004.

Champion Industries, Inc.

(Exact name of registrant as specified in its charter)

West Virginia (State or other jurisdiction of corporation)	0-21084 (Commission File No.)	55-0717455 (IRS Employer Identification No.)

2450 First Avenue P. O. Box 2968 Huntington, West Virginia (Address of principal executive offices)	25728 (Zip Code)

Registrant’s telephone number, including area code           (304) 528-2700

Not Applicable

(Former name or former address, if changes since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events

        Attached as Exhibit 99.1 is a press release issued June 23, 2004, captioned “COURT UPHOLDS RULING REVERSING JURY VERDICT AND FEE AWARD AGAINST CHAMPION” in connection with National Forms & Systems Group, Inc. v. Timothy V. Ross; Todd Ross and Champion Industries, Inc.; and Timothy V. Ross v. National Forms & Systems Group, Inc. and Mickey McCardle; Circuit Court of the First Judicial District of Hinds County, Mississippi; Case No. 251-00-942-CIV, No. 2002-CA-01182-CA in the Court of Appeals of the State of Mississippi.

Item 7. Financial Statements and Exhibits

        (c) Exhibit 99.1 — Press Release dated June 23, 2004.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMPION INDUSTRIES, INC. (Registrant)
Date: June 23, 2004	/s/ Todd R. Fry Todd R. Fry, Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated June 23, 2004 captioned “COURT UPHOLDS RULING REVERSING JURY VERDICT AND FEE AWARD AGAINST CHAMPION.”

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